Exhibit 99.3
The Dealer Managers, the Depositary, the Information Agent, your broker or other financial advisor can assist you in completing this Notice of Guaranteed Delivery.
THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL
NOTICE OF GUARANTEED DELIVERY
FOR DEPOSIT OF COMMON SHARES
OF
VINCOR INTERNATIONAL INC.
Pursuant to the Offer dated October 19, 2005
THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M.
(TORONTO TIME) ON MONDAY, NOVEMBER 28, 2005 UNLESS THE OFFER IS EXTENDED.
      This Notice of Guaranteed Delivery must be used to accept the offer to purchase dated October 19, 2005 (the “Offer”) made by 4307003 Canada Inc. (the “Offeror”), a wholly-owned subsidiary of Constellation Brands, Inc., to holders of common shares (the “Common Shares”) of Vincor International Inc. if certificates for the Common Shares are not immediately available or time will not permit all required documents to reach the Depositary at or prior to the Expiry Time, 5:00 p.m. (Toronto time) on Monday, November 28, 2005). This Notice of Guaranteed Delivery may be delivered by hand, by courier or by mail or may be transmitted by facsimile transmission to the office of the Depositary in Toronto at the address or facsimile number, as applicable, set out below.
      The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used but not defined in this Notice of Guaranteed Delivery which are defined in the Offer to Purchase and Circular dated October 19, 2005 shall have the meanings set out in the Offer to Purchase and Circular.
TO: The Depositary, CIBC Mellon Trust Company

By Mail: P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4 Attention: Corporate Actions	By Hand or by Courier: 199 Bay Street Commerce Court West Securities Level Toronto, Ontario M5L 1G9 Attention: Corporate Actions	By Facsimile Transmission: (416) 643-3148
      Delivery of this Notice of Guaranteed Delivery to an address other than the address set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than the number set forth above does not constitute a valid delivery.
      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Acceptance and Transmittal is required to be guaranteed by an Eligible Institution under the instructions, such signature must appear in the applicable space provided in the signature box in the Letter of Acceptance and Transmittal.
      DO NOT SEND CERTIFICATES FOR COMMON SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR COMMON SHARES MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.
TO:           4307003 CANADA INC.
AND TO:     CIBC MELLON TRUST COMPANY
      The undersigned hereby deposits with the Offeror, upon the terms and subject to the conditions set forth in the Offer and in the related Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the Common Shares listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”.

Certificate Number	Name and Address of Shareholder	Number of Common Shares
(if available)	(please print)	Deposited

Area Code and Telephone Number (daytime):

Dated:

(Signature of Shareholder)

(Please Print Name of Shareholder)
GUARANTEE
(Not to be used for signature guarantee)
          The undersigned, a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States), guarantees delivery to the Depositary at its address in Toronto set forth herein of the certificate(s) representing the Common Shares deposited hereby, in proper form for transfer, in either case with delivery of a properly completed and duly executed Letter of Acceptance and Transmittal or a manually signed facsimile thereof, and all other documents required by the Letter of Acceptance and Transmittal, all prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time.

(Name of Firm)

(Authorized Signature)

(Please Print Name)

(Address)

Dated:	(Area Code and Telephone Number)